                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                       GFS BANCORP, INC.
- ----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                       GFS BANCORP, INC.
- ----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                        [GFS BANCORP, INC. LETTERHEAD]







                           September 25, 1996






Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of GFS Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held on Wednesday, October 23, 1996 at 9:30 a.m., local time, at the office of the Company located at 1025 Main Street, Grinnell, Iowa.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Annual Meeting, we will also report on the operations of Grinnell Federal Savings Bank (the "Bank"), the Company's wholly owned subsidiary. Directors and officers of the Company, as well as representatives of McGladrey & Pullen, LLP, the Company's independent auditors, will be present to respond to appropriate questions from stockholders.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

     Thank you for your attention to this important matter.

                           Very truly yours,

                           /s/ Steven L. Opsal

                           STEVEN L. OPSAL
                           President and Chief Executive Officer

                            GFS BANCORP, INC.
                            1025 Main Street
                          Grinnell, Iowa  50112
                             (515) 236-3121


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be Held on October 23, 1996

     Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of GFS Bancorp, Inc. (the "Company") will be held on Wednesday, October 23, 1996 at 9:30 a.m., local time, at the office of the Company located at 1025 Main Street, Grinnell, Iowa.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.     The election of three directors of the Company;

     2.     The ratification of the appointment of McGladrey &
            Pullen, LLP as auditors for the Company for the fiscal year ending June 30, 1997; and

     3. Such other matters as may properly come before the Meeting, or any adjournment thereof.

     Note: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 3, 1996 are the stockholders entitled to vote at the Meeting and any adjournment thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Leroy E. Meredith

                             LEROY E. MEREDITH
                             Chairman of the Board

Grinnell, Iowa
September 25, 1996
________________________________________________________________
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT
THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
________________________________________________________________

                         PROXY STATEMENT

                        GFS BANCORP, INC.
                        1025 MAIN STREET
                      GRINNELL, IOWA  50112
                         (515) 236-3121

                 ANNUAL MEETING OF STOCKHOLDERS
                        OCTOBER 23, 1996

________________________________________________________________
                            GENERAL
________________________________________________________________

     This Proxy Statement is furnished to stockholders of GFS Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held on Wednesday, October 23, 1996, at 9:30 a.m., local time, at the office of the Company, located at 1025 Main Street, Grinnell, Iowa, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 25, 1996. Certain of the information provided herein relates to Grinnell Federal Savings Bank ("Grinnell Federal" or the "Bank"), a wholly owned subsidiary of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors of the Company and a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company's auditors for the fiscal year ending June 30, 1997.

________________________________________________________________
                VOTE REQUIRED AND PROXY INFORMATION
________________________________________________________________

     Regardless of the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE APPROVAL OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters as directed by the Company's Board of Directors.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors presented at the Meeting, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company at or before the Meeting; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting at the Meeting (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ginger L. Sterk, Secretary, GFS Bancorp, Inc., 1025 Main Street, Grinnell, Iowa 50112.

________________________________________________________________
          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     Stockholders of record as of the close of business on September 3, 1996 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 502,600 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

                                      Amount and      Percent of
                                      Nature of       Shares of
                                      Beneficial     Common Stock
Beneficial Owner                      Ownership       Outstanding
- ------------------                    ---------      ------------

I.S.B. Bancorporation, Inc.
L.B.T. Bancorporation
4201 Westown Parkway, Suite 320
West Des Moines, Iowa  50266            49,500          9.8%

GFS Bancorp, Inc.
Employee Stock Ownership Plan
1025 Main Street
Grinnell, Iowa  50112 (1)               42,320          8.4%

Steven L. Opsal, President
 and Chief Executive Officer (2)        21,089          4.1%

LeRoy E. Meredith
 Chairman of the Board and
 Former Chief Executive Officer (3)     17,576          3.5%

All directors and executive
 officers of the Company
 as a group (10 persons) (4)           107,503         20.1%

__________________
(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 17,024 shares of which were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or are not voted by participants. Pursuant to the terms of the
      ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.
(2) Includes 7,508 shares held directly, 2,760 shares held by Mr. Opsal's spouse, 75 shares held by Mr. Opsal's minor children, 2,626 shares allocated to Mr. Opsal's account under the ESOP, 6,348 shares subject to options granted to Mr. Opsal under the Company's 1993 Stock Option and Incentive Plan (the "Stock Option Plan") and 1,772 shares of restricted stock awarded under the Recognition and Retention Plan (the "RRP") over which Mr. Opsal has voting but no dispositive power.
(3) Includes 4,622 shares held directly, 2,150 shares held by Mr. Meredith's spouse, 2,684 shares allocated to Mr. Meredith's account under the ESOP over which he has voting but no dispositive power, 6,348 shares subject to options granted to Mr. Meredith under the Stock Option Plan and 1,772 shares of restricted stock awarded under the RRP.
(4) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and/or investment power. This table also includes 8,087 shares allocated to the accounts of executive officers under the ESOP, options to purchase 33,383 shares of Common Stock granted pursuant to the Stock Option Plan to directors and executive officers and 7,340 shares of restricted Common Stock awarded pursuant to the RRP.


________________________________________________________________
               PROPOSAL I - ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

     The Company's Board of Directors currently consists of nine members. The Board is divided into three classes, each of which contains one-third of the Board. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information, as of the Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The nominating committee has recommended and the Board has approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                      Shares of
                                                                           Current  Common Stock   Percent
                   Age                                           Director  Term to  Beneficially     of
   Name            (1)   Position(s) Held in the Company         Since(2)   Expire    Owned (3)     Class
- ------------------------------------------------------------------------------------------------------------

                                  NOMINEES

Thomas M. Groth     45    Director                               1984        1996      10,932          2.2%
Theodore Mokricky   49    Director                               1990        1996      14,626 (4)      2.9
Steven L. Opsal     42    President, Chief Executive Officer
                            and Director                         1993        1996      21,089 (5)      4.2

                          DIRECTORS CONTINUING IN OFFICE

LeRoy E. Meredith   53    Director, Chairman of the Board        1975        1997      17,576 (6)      3.5
Albert C. Eisenman  69    Director                               1963        1997       7,680 (7)      1.5
Katherine A. Rose   41    Sr. Vice President, Chief Financial
                            Officer and Director                 1993        1997      10,401 (8)      2.1
Donald H. Howig     68    Director                               1972        1998       4,280 (9)      0.9
Scott A. Jensen     42    Director                               1992        1998       4,115 (10)     0.8
David S. Clay       38    Director                               1995        1998       2,006          0.4

_____________
(1)   At June 30, 1996.
(2)   Includes service as a director of the Bank.
(3) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individual's family, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 1,904, 1,904, 6,348, 6,348,
      3,332, 4,761, 2,380, 1,428 and 978 shares subject to
      options granted to Directors Groth, Mokricky, Opsal, Meredith, Eisenman, Rose, Howig, Jensen and Clay, respectively, under the Stock Option Plan which are exercisable within 60 days of September 3, 1996 and awards of 229, 1,772, 1,772, 1,323 and 428 shares of restricted
      Common Stock granted to each non-employee director and Directors Opsal, Meredith, Rose and Clay, respectively, over which such individuals have voting but no dispositive power.
(4) Includes 9,693 shares held directly, 2,400 shares held by Mr. Mokricky's spouse and 400 shares held by Mr. Mokricky's minor child.
(5) Includes 7,508 shares held directly, 2,760 shares held by Mr. Opsal's spouse, 75 shares held by Mr. Opsal's minor children and 2,626 shares allocated to Mr. Opsal's account under the ESOP.
(6) Includes 4,622 shares held directly, 2,150 shares held by Mr. Meredith's spouse and 2,684 shares allocated to Mr. Meredith's account under the ESOP.
(7) Includes 1,520 shares held directly and 2,599 shares held by Mr. Eisenman's spouse.
(8) Includes 2,322 shares held directly, 40 shares held by Ms. Rose's minor child and 1,955 shares allocated to Ms. Rose's account under the ESOP.
(9) Includes 522 shares held directly and 1,149 shares held by Mr. Howig's spouse.
(10) Includes 1,458 shares held directly and 1,000 shares held by Mr. Jensen's spouse.

     The principal occupation of each director and director nominee is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Thomas M. Groth is district sales representative with ASI
Signs, a position he has held since September 1993. Prior to that time, he was a development officer for Grinnell College from 1990 to 1993.

     Theodore Mokricky has served as Executive Director of Mayflower Homes, Inc., a continuing care retirement community located in Grinnell, Iowa since 1981. Mr. Mokricky is Vice Chairman of the Board of the Bank, a position he has held since 1992.

     Steven L. Opsal became President and Chief Executive Officer in October 1995. Prior to that time, he was Vice President and Chief Operating Officer of the Company and the Bank, positions he had held since 1993. Before joining Grinnell Federal in March 1993, Mr. Opsal was Assistant Director of the Des Moines District Office of the Office of Thrift Supervision ("OTS") from 1989 to 1993. Mr. Opsal was employed by the Federal Home Loan Bank of Des Moines from 1977 to 1989 in a variety of positions, including Supervisory Agent, from 1980 to 1989.

     LeRoy E. Meredith was President and Chief Executive Officer of the Company and the Bank, from 1993 and 1988, respectively, until he became Chairman of the Board in October 1995.
Mr. Meredith has been employed by the Bank since 1968 and has held a variety of positions including Executive Vice President from 1981 to 1988. Mr. Meredith has over 28 years of experience in the savings and loan industry.

     Albert C. Eisenman was President of Grinnell Federal from
1975 until his retirement in 1988. From 1988 to 1994, Mr. Eisenman was employed by the Bank on a part-time basis as a consultant.

     Katherine A. Rose is Senior Vice President and Chief Financial Officer of the Company, positions she has held since October 1995 and September 1993, respectively. She is also Senior Vice President, Chief Financial Officer and Treasurer of the Bank, positions she has held since 1995 and 1988, respectively. Ms. Rose has been employed by the Bank in a variety of positions since 1975.

     Donald H. Howig is the owner and President of Howig &
Associates, a distributor of commercial lockers and athletic equipment located in Grinnell, Iowa, a position he has held since
1976.

     Scott A. Jensen is an optometrist and part owner of Jensen
Optometrists, located in Grinnell, Iowa, a position he has held since 1977.

     David S. Clay is the Vice President for Business and
Treasurer of Grinnell College.  He has been employed by Grinnell
College since 1986.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to the executive officer of the Company who does not serve on the Board of Directors.

                                Age
                             as of the
Name                         Record Date           Title
- ----                         -----------           -----
William T. Nassif                 46             Senior Vice President
                                                 and Chief Operating Officer

     William T. Nassif is Senior Vice President and Chief Operating Officer of the Company and the Bank, positions he has held since December 1995. Prior to joining Grinnell Federal in April 1994, Mr. Nassif was Assistant Regional Counsel stationed in the Des Moines and Kansas City Area Offices of the Office of Thrift Supervision from 1989 to 1994. Mr. Nassif was employed by the Federal Home Loan Bank of Des Moines from 1984 to 1989 as Supervisory Counsel.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis and special meetings are held on an as needed basis. The Board of Directors met nine times during fiscal 1996. During fiscal 1996, no director of the Company attended fewer than 75% of the aggregate of (i) the total number of Board meetings and
(ii) total number of meetings held by the committees of the Board of Directors on which he or she served.

     The Board of Directors of the Company has standing
Executive, Audit, Investment, Compensation and Nominating
Committees.

     The members of the Executive Committee are Directors
Meredith, Opsal, Clay, Groth and Mokricky.  The Executive
Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. This committee met three times during fiscal 1996.

      The members of the Audit Committee are Directors Mokricky and Jensen, Directors Emeritus Sams and Pinder, Vice President Nassif and John Ruchotzke (outside consultant). The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. During fiscal 1996, this committee met four times.

     The members of the Investment Committee are Directors Clay,
Opsal, Rose and Howig. The Investment Committee has the authority to act on behalf of the full Board of Directors with respect to investments made at the Company level. The Investment
Committee met two times during fiscal 1996.

     The members of the Compensation Committee are Directors Clay, Mokricky, Groth, Opsal and Meredith. This Committee is responsible for administering the Company's Stock Option Plan and the RRP. This Committee also reviews compensation and benefit matters. This committee met two times during fiscal 1996.

     The members of the Nominating Committee are Directors Groth, Meredith, Eisenman and Opsal. The Nominating Committee selects nominees for appointment to the Board of Directors. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting. This committee met once during fiscal 1996.

DIRECTOR COMPENSATION

     Cash Compensation. The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. During fiscal 1996, all Bank non-employee directors received a fee of $500 per month. This fee was increased to $600 per month beginning in fiscal 1997. No fee is paid to directors of the Bank for committee membership.

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of a business other than the Bank.


     Summary Compensation Table. The following table sets forth information regarding compensation paid by the Bank to its Chief Executive Officer and its former Chief Executive Officer for services rendered during the fiscal year ended June 30, 1996. No executive officer made in excess of $100,000 in salary and bonus during fiscal 1996.

                                                                             Long-Term Compensation
                                                                     -----------------------------------
                                                                             Awards             Payouts
                                      Annual Compensation            -------------------------  -------
Name and                         --------------------------------    Restricted                               All
Principal               Fiscal                    Other Annual         Stock        Options/     LTIP        Other
Position                 Year    Salary   Bonus   Compensation        Award(s)      SARs(2)(#)  Payouts   Compensation
- -------------------------------------------------------------------------------------------------------------------------

Steven L. Opsal          1996    $56,700  $12,100        (1)          $   -- (3)      --      $   --       $  --
 President and Chief     1995     51,500    6,680        (1)              --          --          --          --
 Executive Officer       1994     50,000    2,500        (1)           35,440(4)     6,348        --          --

LeRoy E. Meredith        1996     57,225    9,084        (1)              -- (3)      --          --       16,556 (2)
 Chairman of the Board   1995     54,500    7,040        (1)              --          --          --       24,716
 and Former Chief        1994     53,000    2,500        (1)           35,440(4)     6,348        --       21,747
 Executive Officer

_______________
(1)  Pursuant to the Securities and Exchange Commission
     ("SEC") regulations, no disclosure is provided with respect to prerequisites which do not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Represents the Bank's contribution of $16,556 during fiscal 1996 to the Salary Continuation Plan. The Salary Continuation Plan, which is funded through life insurance premiums, provides for annual payments to Mr. Meredith of $30,000 per year for a period of seven years, commencing upon his retirement in 1998, provided Mr. Meredith remains employed by the Bank until his retirement date.
(3) At June 30, 1996, Messrs. Opsal and Meredith each owned 3,544 shares of restricted stock with an aggregate value of $71,766 (calculated by multiplying the closing market price of unrestricted Common Stock at June 30, 1996 ($20.25 per share) by the number of restricted shares held at such date (3,544 shares). The shares of restricted stock are earned in equal annual installments over a four-year period commencing one-year after January 5, 1994, provided Messrs. Opsal and Meredith maintain continuous service (as defined in the RRP) with the Bank. During this restricted period Messrs. Opsal and Meredith will be entitled to receive cash dividends (if any are paid) with respect to the restricted shares. Any dividends will be held in trust until awards vest.
(4) Value calculated by multiplying the closing market price of unrestricted Common Stock on the date of grant ($10.00 per share) by the number of shares awarded (3,544 shares).


     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth information regarding the number and value of stock options at June 30, 1996 held by the Company's Chief Executive Officer and its former Chief Executive Officer. No stock options or stock appreciation rights were awarded to such persons during fiscal 1996. No stock options were exercised during fiscal 1996 by Mr. Opsal or Mr. Meredith.

                        Number of Securities            Value of Unexercised
                       Underlying Unexercised           In-the-Money Options
                    Options at Fiscal Year-End          at Fiscal Year-End (1)
                    ----------------------------    -----------------------------
Name                Exercisable    Unexercisable    Exercisable     Unexercisable
- ----                -----------    -------------    -----------     -------------
Steven L. Opsal       6,348           --              $65,067           --

LeRoy E. Meredith     6,348           --               65,067           --

______________
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the bid and asked price of $20.25 per share of the Common Stock as reported on the Nasdaq Market on June 30, 1996.



EMPLOYMENT AGREEMENTS AND SALARY CONTINUATION PLAN

     Employment Agreements. Effective upon completion of the Bank's conversion to stock form (the "Conversion") in January 1994, the Bank entered into employment agreements (the "Agreements") with Mr. Opsal, the current President of the Company and the Bank, and Mr. Meredith, the Chairman of the Board of the Company and the Bank (the "Employees"). Mr. Opsal's and Mr. Meredith's Agreements provide for annual base salaries to be reviewed and adjusted by the Board of Directors on an annual basis. The current annual base salaries of Messrs. Opsal and Meridith are $79,750 and $58,950, respectively. Both Agreements provide for an initial term of three years. Each Agreement provides for an extension of one year, in addition to the then-remaining term under the Agreement, on each anniversary of the effective date of the Agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The Agreements provide for termination upon an Employee's death, for cause or in certain events specified by applicable banking regulations. The Agreements are also terminable by the employee upon 90 days' notice to the Bank.

     The Agreements provide for payment to an Employee of his salary for the remainder of the term of the Agreement, plus up to 299% of the Employee's base compensation, in the event he is involuntarily terminated in connection with or within one year after a "change in control" or if the Employee voluntarily terminates his employment within 30 days of a "change-in-control". This termination payment is subject to reduction by the amount of all other compensation to the Employee deemed, for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to be contingent on a "change in control," and may not exceed three times the Employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the Agreements, "control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or the Company's voting stock, the ability to control the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Agreements, a change in Control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of the Company or the Bank, unless the replacement directors were approved by at least a majority of the initial directors then in office. An Employee will be considered to be involuntarily terminated if: (1) if he is terminated for any reason other than "cause", death, disability or pursuant to certain specified banking regulations, or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits.

     Additionally, in the event of an Employee's continued employment with the Bank or a successor following a "change-in-control," the Employee will be entitled to receive salary and discretionary bonuses at least equal to the average salary and bonuses received by him for the three years preceding the change-in-control.

     Based on their current salaries, if Mr. Opsal or Mr.
Meredith had been terminated as of June 30, 1996, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments not to exceed approximately $238,453 and $176,261, respectively.

     Salary Continuation Plan. In March 1993, the Bank adopted a Salary Continuation Plan ("SCP") for the benefit of LeRoy Meredith. The SCP is a non-qualified plan which provides for the payment to Mr. Meredith of annual retirement benefits equal to $30,000 per year for a period of seven years provided that Mr. Meredith remains employed at Grinnell Federal until his retirement. The SCP was funded through the purchase of life insurance policies.

CERTAIN TRANSACTIONS

     The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. The loans to employees, executive officers and directors are currently made in the ordinary course of business and on substantially the same terms, including interest rates and collateral,

as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates.

_________________________________________________________________
  PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS
_________________________________________________________________

     On August 18, 1995, the Company dismissed Vroman, McGowen, Hurst, Clark & Smith, P.C. ("Vroman McGowen") as their independent auditors. The change of independent auditors was recommended by the Audit Committee and subsequently approved by the Board of Directors. There have been no disagreements between the Company and Vroman McGowen on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure in connection with the audit of the consolidated financial statements of the Company for two years ended June 30, 1995 and subsequent interim periods through August 18, 1995, which, if not resolved to the satisfaction of Vroman McGowen, would have caused them to make reference to the subject matter of such disagreements in connection with their report.
The reports of Vroman McGowen on the consolidated financial statements of the Company for the two years ended June 30, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors has engaged McGladrey & Pullen, LLP to be its independent auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. Representatives of McGladrey & Pullen, LLP are expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN,
LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING JUNE 30, 1997.

_________________________________________________________________
                 BENEFICIAL OWNERSHIP REPORTS
_________________________________________________________________

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

_________________________________________________________________
                 STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 1025 Main Street, Grinnell, Iowa 50112, no later than May 29, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


_________________________________________________________________
                       OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Grinnell, Iowa
September 25, 1996


                         REVOCABLE PROXY
_________________________________________________________________

                        GFS BANCORP, INC.
                         Grinnell, Iowa
_________________________________________________________________

                   ANNUAL MEETING OF STOCKHOLDERS
                        October 23, 1996

     The undersigned hereby appoints LeRoy E. Meredith, David S. Clay and Scott A. Jensen, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on Wednesday, October 23, 1996, at 9:30 a.m., local time, at the office of the Company located at 1025 Main Street, Grinnell, Iowa (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

1.  The election as directors of all
    nominees listed below (except as
    marked to the contrary below).          [   ]        [    ]

    Thomas M. Groth
    Theodore Mokricky
    Steven L. Opsal

     INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

     ___________________________________
[CAPTION]

                                                APPROVE   DISAPPROVE  ABSTAIN
                                                -------   ----------  -------
2.  Ratification of the appointment of
    McGladrey & Pullen, LLP as the Company's
    independent auditors for the fiscal year
    ending June 30, 1997                          [   ]     [    ]     [    ]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE AND THE APPOINTMENT OF MCGLADREY & PULLEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.
_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
_________________________________________________________________

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary in writing of his decision to revoke his proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated September 25, 1996.

Dated: _______________________, 1996


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER




     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.